THE ADVISORS' INNER CIRCLE FUND

            WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND (THE "FUND")

                         SUPPLEMENT DATED MAY 25, 2017
                TO THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND
   STATEMENT OF ADDITIONAL INFORMATION (THE "SAI"), EACH DATED MARCH 1, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN
          CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

On or around July 31, 2017, the name of the Fund will change to "Westwood Strategic Convertibles Fund," and the Fund's principal investment strategies will be revised to remove the requirements that, under normal market conditions, the Fund invest in at least three different countries and invest at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside of the United States.

More information about the new strategies of the Fund will be available in the Summary Prospectus and Prospectus, which will be revised to reflect these changes.

                          TAX CONSEQUENCES TO THE FUND

The Fund will sell some of its current assets in connection with the changes in the Fund's investment strategy. Gains, if any, recognized by the Fund as a result of such sales will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                 WHG-SK-045-0100